Loans and borrowings	12 Months Ended
Mar. 31, 2021
Borrowings [abstract]
Loans and borrowings	Loans and borrowings

(EUR thousand)		As of March 31
Interest-bearing loans and borrowings from credit institutions	Note	2021	2020	2019
Long-term financing - Term senior debt		—	634,267	635,839
Long-term financing - Senior debt facility		630,000	—	—
Capitalized financing fees		(8,255)	(9,672)	(13,441)
Revolving Credit Facility (RCF)		99,000	—	—
Other bank overdraft		111	1,081	2,102
Total	18	720,856	625,676	624,500
Short-term portion		111	1,081	2,102
Long-term portion		720,745	624,595	622,398
Total	18	720,856	625,676	624,500

(EUR thousand)	As of March 31
	2021			2020			2019
	Carrying value	Fair value	Effective interest	Carrying value	Fair value	Effective interest	Carrying value	Fair value	Effective interest
Term senior debt	—	—	n.a.	625,507	613,220	3.61%	623,831	593,452	3.84%
Senior debt facility	621,745	640,836	3.18%	—	—	n.a.	—	—	n.a.
Capitalized financing fees - RCF	—	—	n.a.	(912)	(912)	n.a.	(1,433)	(1,433)	n.a.
Revolving Credit Facility (RCF)	99,000	99,000	n.a.	—	—	n.a.	—	—	n.a.
Total non-current	720,745	739,836		624,595	612,308		622,398	592,019
Other bank overdraft	111	111	n.a.	1,081	1,081	n.a.	2,102	2,102	n.a.
Total current	111	111		1,081	1,081		2,102	2,102

Total	720,856	739,947		625,676	613,389		624,500	594,121
The fair value of Senior debt facility loan has been estimated by discounting future cash flows using the effective interest rate of the Term senior debt loan as at inception, on August 28, 2020. The fair value has been measured using observable inputs (level 2) in line with the fair value hierarchy.
The effective interest rate of the Term senior debt comprises of the amortization of debt costs, effects of IFRS 9 and the nominal interest rate of the debt.
On August 28, 2020, the group entered into a new Senior Facilities Agreement ("SFA").
The SFA comprises of a term loan of EUR630.0 million, fully drawn since inception and a Revolving Credit Facility (“RCF”) of EUR100.0 million which was drawn in cash for EUR99.0 million as a precautionary measure. The proceeds from the term loan under the SFA were used to fully repay the term loan of EUR630.0 million and amounts outstanding under the RCF of EUR79.0 million under the previous Term senior debt.. The SFA has a maturity date of August 28, 2025.
The interest conditions of the term loan and RCF are set as the Euribor of the period with a floor of 0.00% plus a margin. The respective margins are dependent on the Total Net Leverage, which is calculated based on the Annual financial statements as per the below table.

Total Net Leverage	Term Loan	Revolving Credit Facility
> 4.00x	2.75%	2.50%
≤ 4.00x > 3.50x	2.25%	2.00%
≤ 3.50x > 3.00x	2.00%	1.75%
≤ 3.00x > 2.50x	1.75%	1.50%
≤ 2.50x > 2.00x	1.50%	1.25%
≤ 2.00x > 1.50x	1.25%	1.00%
≤ 1.50x	1.00%	0.75%
On December 16, 2020, based on the Total Net Leverage on September 30, 2020, the applicable interest conditions (margin included) on the term loan and the RCF moved to 2.75% and 2.50% (2.00% and 1.75% as of August 28, 2020) respectively reflecting the change in credit risk.
The financial covenant associated with the SFA is based on a level of Total Net Leverage and will be tested semi-annually, with the first test date being September 20, 2021.  For purposes of the September 30, 2021 test, the Company will be required to have a Total Net Leverage Ratio lower than 5.0x.
On February 3, 2021, Global Blue obtained a covenant waiver from its lenders under the SFA. The waiver provides that the semi-annual total net leverage financial covenant under the Facilities Agreement shall not be tested on the first two test dates, which would have been September 30, 2021 and March 31, 2022 as originally envisaged by the Facilities Agreement. Consequently, the first testing date of the total net leverage financial covenant will be September 30, 2022.
In connection to the terms of the waiver, Global Blue agreed that for the period from (and including) September 30, 2021 to (and excluding) September 30, 2022 (the “Waiver Period”), Global Blue shall ensure that the liquidity (being the aggregate amount of cash and cash equivalents of the Group and the aggregate amount available to the Company and its subsidiaries (the “Group”) on a committed or uncommitted basis for utilization under any facilities or other debt or equity financing) on the last day of each calendar month (or, if such day is not a business day, then on the next succeeding business day) shall not be less than EUR35.0 million (the “Liquidity Condition”).
The Liquidity Condition shall cease to apply if the revenues of the Group for any calendar month first being equal to or more than an amount equal to 40% of the revenues of the Group for the pre-COVID-19 period, namely the corresponding calendar month during the period from (and including) February 1, 2019 to (and including) January 31, 2020. If the Liquidity Condition is not met, the Company can cure a breach of the Liquidity Condition with the proceeds of equity or subordinated debt contributions or any other source available to the Group.

The debt costs related to the old “SFA” were fully expensed in the amount of EUR9.7 million.
As of March 31, 2021 EUR9.3 million debt costs were recognized related to the new SFA. Out of this amount, EUR1.1 million were amortized during the year, EUR8.2 million are unamortized.

Security
First-ranking security has been provided in favor of the lenders under the new SFA. This security includes pledges on the assets of material subsidiaries of the Company at the time of the implementation of the transaction security, to the extent legally permitted and operationally practical. All debt being issued under the SFA ranks pari-passu.

(EUR thousand)		As of March 31
Security	Notes	2021	2020	2019
Pledge of shares of consolidated companies (net equity in subsidiaries)		236,808	93,743	118,262
Pledge of trade receivables, other current receivables, prepaid expenses and income tax receivable	19, 20, 21	17,609	94,286	162,110
Pledge of cash in hand	22	4,918	169,952	73,493
Interest Rate Swaps
As of March 31, 2021 (and as of March 31, 2020 and as of March 31, 2019), there were no interest rate swaps outstanding.
Bank overdrafts
Local credit facilities are available in certain jurisdictions and the facilities as per the end of the financial year are limited to EUR18.2 million (EUR21.4 million as of March 31, 2020, EUR12.6 million as of March 31, 2019). None of these local overdraft facilities were committed in nature.
Revolving Credit Facilities
The total drawings under the RCF as of March 31, 2021 were EUR99.0 million ( EUR0.9 under the old RCF as of March 31, 2020). This consists of EUR99.0 million of cash drawings, which was drawn as a precautionary measure and EUR0.2 million of non-cash guarantees issued for commercial and financial reasons. This leaves the Group with EUR0.8 million (as of March 31, 2021) undrawn capacity. The RCF capacity does not qualify as cash and cash equivalents. Under the SFA, Global Blue is permitted to maintain the current level of cash drawings from the RCF until the maturity date of the facility, being August 28, 2025. At this moment, Global Blue does not intend to repay the cash drawings under the RCF within the next 12 months.
Supplemental Liquidity Facility
In connection with the closing of the merger and listing, certain pre-transaction shareholders put in place a USD75 million Supplemental Liquidity Facility. The shareholders who are lenders under the Supplemental Liquidity Facility have retained, and not distributed to their investors, transaction proceeds to provide funding for loans they may be required to make to the Group under this commitment. This Facility would be available for 18-months, starting from August 31, 2020, and have a two-year maturity once drawn with a 2.75% interest expense. The Company, subject to the approval of the Group’s Board of Directors, will have the ability to draw upon the facility to (i) use as an EBITDA cure should there be a covenant breach or (ii) fund liquidity needs.
As of March 31, 2021, no amount from the above-mentioned facility has been drawn.